Deregistration of subsidiary	6 Months Ended
Jun. 30, 2026
Deregistration Of Subsidiary
Deregistration of subsidiary

Note 3 — Deregistration of subsidiary

In January 2026, the Company resolved to deregister Shenzhen Yushian Technology Co., Ltd. (“Shenzhen Yushian”) as part of the Group’s business and resource optimization. Shenzhen Yushian ceased substantive operations from January 2026 and was deregistered in May 2026.

The deregistration also resulted in the reclassification of approximately RMB2.2 million to non-controlling interests and RMB 26,956 to statutory reserves. The deregistration did not result in a material gain or loss to the Group.